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                                 EXHIBIT 10.44

                       DATED THIS 3RD DAY OF JANUARY 2000

                                    BETWEEN

                             DEEPA NILKANTH MAHAJAN
                   (NRIC No.: S7082401I/PASSPORT NO.: Z1004741)

                                      AND

                                 MY WEB INC. COM

               *****************************************************

                          SALE AND PURCHASE AGREEMENT
       [relating to 95,000 ordinary shares of nominal amount SGD1.00 each in Easy2Bid Pte Ltd (Company No. 199901508M)]


               *****************************************************

                          MESSRS PEI ANIZA & PARTNERS
                             ADVOCATES & SOLICITORS
                              BLOCK G, UNIT G605,
                     PHILEO DAMANSARA 1, NO 9, JALAN 16/11
                              OFF JALAN DAMANSARA
                              46350 PETALING JAYA

                    File Ref:PA-JK/CP myweb/easy2bid/048-99
                  H/d AO: micro-word\spa-shares\myweb\easy2bid

THIS AGREEMENT is made this 3rd day of January 2000 between

DEEPA NILKANTH MAHAJAN (NRIC No. S7082401I/PASSPORT NO.:Z1004741) of 10 Cuscaden Walk, Four Seasons Park, #02-03 Summer Block, Singapore 249693 (hereinafter referred to as "the Vendor") of the one part; and

MYWEB INC.COM a company incorporated in Nevada, United States of America, which is publicly traded on the United States NASD OTC BB and having its registered office at 595, Market Street, Suite 2500, San Francisco, CA 94105, United States of (hereinafter referred to as "the Purchaser") of the other part.

WHEREAS:-

(1) Easy2Bid Pte Ltd (Company No. 199901508M), a company incorporated in the Republic of Singapore and having its registered office at 1, Temasek Avenue, #27-01, Millenia Tower, Singapore 039192 (hereinafter referred to as "the Company") has an authorised share capital of Singapore Dollar One Hundred Thousand (SGD100,000) divided into One Hundred Thousand (100,000) ordinary shares of Singapore Dollar One (SGD1-00) each of which One Hundred Thousand (100,000) ordinary shares have been issued and are fully subscribed.

(2)      The Company is presently involved in the business of online auctions.

(3) The Vendor is the registered and beneficial owner of Ninety Five Thousand (95,000) ordinary shares of Singapore Dollar One (SGD1-00) each in the issued and paid-up capital of the Company representing ninety five per centum (95%) of the issued and paid-up capital of the Company (hereinafter referred to as "the Sale Shares").

(4) The present directors of the Company (hereinafter referred to as "the Existing Directors") are the persons whose names and addresses appear in the First Schedule hereto.

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(5)      The Vendor is desirous of selling and the Purchaser is desirous of purchasing the Sale Shares upon the terms and conditions and on the basis of representations, warranties and undertakings hereinafter contained.

(6) The financial position of the Company as at 17th day of December, 1999 (hereinafter called "the Accounts Date") is as indicated in the Management Accounts of the Company annexed hereto and marked as Appendix I (hereinafter referred to as "the Accounts").

NOW IT IS HEREBY AGREED AND DECLARED as follows:

1.  DEFINITIONS

1.1 In this Agreement, unless the context otherwise requires, the following expressions shall have the following meanings:-

         "Accounts"                 the audited balance sheet and profit account
                                    of the Company as at the Accounts Date and annexed hereto as Appendix I

         "Accounts Date"            the 17th December 1999;

         "Agreement"                this Agreement for the sale and purchase of
                                    the Sale Shares, and any such
                                    modifications, variations, amendments or additions, as the Parties to this Agreement may agree in writing from time to time;

         "Business"                 means the business of online auction;


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         "Business Day"             a day (excluding Saturday and Sunday) on
                                    which banks are open for business in
                                    Singapore;

         "Business Records"         means:

                                    (a)  all current marketing and customer
                                         files and customer lists of the
                                         Company;

                                    (b)  service promotional descriptive sales
                                         and application literature and other
                                         advertising material;

                                    (c)  supplier lists; and

                                    (d)  all records of the Service Contracts.

         "Companies Act"            means the Singaporean Companies Act 1965
                                    and all regulations made thereunder;

         "Company"                  means EASY2BID PTE LTD (Company No.
                                    199901508M) a company incorporated in
                                    Singapore and having its registered office at 1, Temasek Avenue, #27-01, Millenia
                                    Tower, Singapore 039192;

         "Completion"               means the day when the events specified in
                                    Clause 5.2 occur;

         "Completion Date"          from the date of this Agreement (or such
                                    later date as the parties may agree); means a date which is not later than one (1) month(s)

         "Conditions Precedent"     means the conditions referred to in the
                                    Clause 3;


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         "Employees"                means the persons who are currently employed
                                    by the Company for the purposes of the
                                    Business and as listed in the Second
                                    Schedule hereto;

         "Encumbrance"              includes any mortgage, charge, pledge, lien
                                    and any other encumbrance whatsoever;

         "Liabilities"              means all the liabilities of the Business
                                    outstanding as at the Accounts Date as
                                    disclosed in the Accounts;

         "Purchase Price"           means the purchase price of the Sale Shares
                                    as determined in accordance with Clause 4.1 of this Agreement;

         "Purchaser's Solicitors"   means MESSRS PEI ANIZA & PARTNERS Advocates
                                    & Solicitors Block G, Unit G605, Philco
                                    Damansara 1, No. 9, Jalan 16/11 off Jalan
                                    Damansara 46350 Petaling Jaya, Malaysia.

         "Sale Shares"              means all the Ninety Five Thousand (95,000)
                                    issued and fully paid shares of the Company owned by the Vendor which are to be sold to the Purchaser subject to the terms of this Agreement;

         "Service Agreements"       means the several current contracts entered
                                    into between the Company and the Employees;

         "Tax" means all forms of tax whether of Singapore or elsewhere whenever imposed (including without limitation tax, income tax, property tax, sales tax, payroll tax, withholding tax, profits tax, capital gains tax, capital transfer tax, development tax, development land tax, estate duty, national insurance tax, stamp duty, capital duty, value


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                                    added tax, custom or other import or export
                                    duties) and all statutory, governmental, state, provincial, local governmental or municipal impositions duties rates and levies and all penalties, charges, costs and interest relating thereto;

         "Warranties"               means the warranties as set out in the Third
                                    Schedule;

1.2      In this Agreement, unless the context otherwise requires:

         (a) words denoting the singular number include the plural and vice-versa;

         (b)      words denoting a gender include every gender;

         (c) words denoting natural persons include bodies corporate and unincorporated;

         (d) reference to clause and schedules are to clauses and schedules to this Agreement;

         (e) references to any legislation or to any provision of legislation shall include any modification or re-enactment of that legislation or any legislative provision substituted for, and all regulations and statutory instruments issued under such legislation and or provision headings to the Clauses and Schedules of this Agreement are included for convenience only and shall not affect the construction or interpretation of this Agreement;

         (g) where a word or a phrase is defined, other parts of speech and grammatical forms or that word or phrase have corresponding meanings;

         (h) references to any party to this Agreement or any other agreement or instrument shall include the party's successors and permitted assigns;


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         (i)      references to any agreement or instrument shall include
                  references to such agreement or instrument as amended, novated, supplemental, varied or replaced from time to time;

         (j) references to Singapore dollar or "SGD" shall be taken as referring to amounts in Singapore currency; and

         (k) all schedules and annexure to this Agreement and its recitals and all certificates and other agreements delivered pursuant to this Agreement shall form a part of this Agreement.

1.3 All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

2.       AGREEMENT FOR SALE

2.1 The Vendor shall sell and the Purchaser shall purchase the Sale Shares for the consideration set out in Clause 4 hereof, free from all charges, debentures, encumbrances or liens and with all rights, benefits and advantages attached thereto including all rights to dividends and other distributions declared made and paid as from the Completion Date as hereinafter defined.

3.       CONDITIONS OF SALE

3.1 It is hereby expressly agreed between the parties hereto that this Agreement and the sale and purchase hereunder of Sale Shares in the Company is subject to and conditional upon the following:

         (i) the Vendor obtaining the approval of its board of directors for the transfer of the Sale Shares from the Vendor to the Purchaser or its nominee;


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         (ii)     the Vender delivering a certified true copy or extract of such a resolution to the Purchaser on or before the Completion
                  Date;

         (iii)    completion of satisfactory due diligence; and

         (iv) deposition of all relevant legal documentation as mentioned under Clause 5.1 herein.

4.       CONSIDERATION

4.1 The total consideration payable by the Purchaser to the Vendor for the Sale Shares shall be by way of the issue and allotment to the Vendor of Six Thousand and Two Hundred (6,200) ordinary shares at the agreed value of Singapore Dollars Thirty Two and Twenty Six cents ($32-26) each of the Purchaser on a willing buyer and willing seller basis which is equivalent to Singapore Dollar Two Hundred Thousand (SGD200,000-00) only (hereinafter referred to as "the Purchase Price"). There will be no adjustment in the Purchase Price notwithstanding any change in the value of the net tangible asset of the Company.

4.2 The Purchase Price shall be paid by the Purchaser in one lump sum to the Vendor through the Purchaser's Solicitors on the Completion Date.

5.       COMPLETION

5.1      DOCUMENTS

         Notwithstanding any provisions to the contrary contained herein the Vendor shall at anytime between execution of this Agreement and the Completion Date deposit with the Purchasers Solicitors the following:-

         5.1.1 Share Certificates of the Sale Shares together with the relevant transfer forms duly executed for the same in favour of the Purchaser;


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         5.1.2    letters of resignation of the Existing Directors of the
                  Company to take effect on the Completion Date without the payment of any compensation or damages or any other payment of whatsoever nature arising from loss of office;

         5.1.3 a resolution in accordance with the Memorandum and Articles of Association of the Company approving the transfer of the Sale Shares from the Vendor to the Purchaser or its nominee or nominees and the registration of such transfer to take effect on the Completion Date subject only to the same being stamped at the expense of the Purchaser;

         5.1.4 a resolution of the respective Board of Directors of the Vendor approving the sale and transfer of the Sale Shares to the Purchaser;

         5.1.5 a resolution in accordance with the Memorandum and Articles of Association of the Company approving the appointments of the nominees of the Purchaser to the Board of Directors of the Company to take effect on the Completion Date;

     5.2 COMPLETION

         5.2.1 Completion of the sale and purchase of the Sale Shares shall take place at the registered office of the Purchaser or at other places as may be determined by the Purchaser on the Completion Date whereupon:

                  5.2.1.1 the Purchaser's Solicitors are hereby expressly or irrevocably authorised to release all the documents referred to under Clause 5.1 hereof to the Purchaser; and

                  5.2.1.2 the Vendor shall cause the Company to give and deliver to and the Purchaser shall take delivery of the Business Records and the Service Contracts.

         5.2.2 Concurrently on the Completion Date the Purchaser's Solicitors shall release the Purchase Price to the Vendor.


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         5.2.3    Upon completion and satisfaction of the matters referred to in
                  Clause 5.2.1 and 5.2.2, beneficial ownership of the Sale
                  Shares shall be vested on the Purchaser.

6.       EMPLOYEES

6.1 It is hereby acknowledged by the Purchaser that after Completion the Employees will continue to be employed by the Company in accordance with the prevailing terms and conditions and without any change in seniority of position.

7.       PENDING COMPLETION

7.1 With effect from the date of the execution of this Agreement hereof the Vendor hereby agrees and undertakes with the Purchaser:-

         7.1.1 that the Vendor shall use his best endeavours to carry on the business of the Company in a professional manner and shall not carry out or omit to carry out any act which is or will be detrimental to the business and affairs of the Company;

         7.1.2 that no amendment whatsoever be made to the Memorandum and Articles of Association of the Company without the prior written consent of the Purchaser;

         7.1.3 that the Company shall not issue or allot any shares or create or issue any obligations or securities convertible into shares whether fully paid or otherwise to any persons including the Vendor himself without the prior written consent of the Purchaser;

         7.1.4 that the Company shall not, (save and except expressly provided by this Agreement) consolidate or subdivide any shares, create any new class of shares, grant any options over shares or any rights to subscribe for shares

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                  or debentures or to convert any debentures or obligations into shares, alter any of the rights attached to any shares, reduce any share capital or otherwise re-organise or grant any rights in respect of the share capital in any way without the prior written consent of the Purchaser;

         7.1.5 that the Company shall not (save and except as disclosed to the Purchaser) in any way sell or dispose or grant any option to sell or dispose any part of its undertaking, property or assets in any manner howsoever save in the ordinary course of business without the prior written consent of the Purchaser;

         7.1.6 that the Company shall not (save and except in the ordinary course of business or as disclosed to the Purchaser) enter into any material or substantial transaction or incur any material or substantial liability, whether actual or contingent. For the purpose of this paragraph the term "transaction" includes guarantees and indemnities;

         7.1.7 that the Company will not without the consent of the Purchaser in any way depart from the ordinary course of its day to day business either as regards the nature or scope or manner in conducting the same;

         7.1.8 that the Company and all persons within the Vendor's control shall not carry out or otherwise do or omit to do anything which may cause or be likely to cause the licences for the operations of the business of the Company to be suspended, withdrawn or jeopardise the renewal thereof;

         7.1.9 that since the Accounts Date, no dividend have been declared or paid and no distribution of capital made in respect of share capital of the Company and no loan (otherwise than in the ordinary course of day to day business or which is expressly provided by the terms of this Agreement) or loan capital of the Company has been repaid in whole or in part and before the Completion Date no such distribution made and no loan (otherwise than in the ordinary course of day to day business) or share or loan capital will be


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                  repaid in whole or in part save with the prior written consent of the Purchaser;

         7.1.10 that the Company is the sole beneficial owner and has a good and marketable title to all of the assets included in the Accounts and to all assets acquired thereafter prior to the Completion Date;

         7.1.11 that the Company have not done or omitted to do anything whereby any policy of insurance effected by it has or may become void or voidable and the Company will keep and maintain insurance cover in respect of its assets;

         7.1.12 that the Vendor shall not, without the Purchaser's knowledge and approval, on behalf of the Company or cause the Company to enter into any contracts or obligations whatsoever or incur any capital expenditure or grant any options and/or enter into any agreement for the sale of shares of the Company;

         7.1.13 that the Company shall not borrow any money other than in the ordinary and proper course of normal day to day business of the Company, as carried on at the date of the Agreement; and

         7.1.14 that the Company shall not make any material change to the remuneration or benefits which are now payable to its directors, officers or employees or any of them.

8.  VENDOR'S WARRANTIES
    -------------------

8.1 Subject to the matters specified herein and in the Accounts (which matters the Vendor warrant to be true) and any matter or thing hereafter done or omitted to be done at the request in writing or with the approval in writing of the Purchaser, the Vendor hereby, to the best of his knowledge, information and belief, warrants and represents to the Purchaser in the terms set out in the Third Schedule hereto (which paragraphs of the


                                      -12-
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         Third Schedule shall not be in any way construed to be limited or restricted by reference or inference from the terms of any other paragraphs in the Third Schedule or the provisions of this Agreement) as terms and conditions of this Agreement and that insofar as any of the said terms and conditions relate in whole or in part to present or past matters of fact they shall be deemed to constitute representations upon the faith of which the Purchaser has entered into this Agreement.

8.2 The Vendor hereby warrants to the Purchaser that the warranties and representations set out in the Third Schedule will to the best of his knowledge, information and belief, be true as if given immediately prior to Completion with reference to facts then existing as well as the date of this Agreement (where any matter occurs after execution of this Agreement which will cause the warranties not to be true, the Vendor shall immediately upon discovery of the same disclose to the Purchaser).

8.3 The Vendor will forthwith prior to the Completion discloses in writing any matter relating to the Company which becomes known to the Vendor between the date of this Agreement and Completion which is inconsistent with any of the said warranties or representations or which is material to be known by any prudent purchaser of the Sale Shares.

8.4 In the event of any breach or non-fulfillment of any of the said warranties or representations whenever occurring, any breach or non-fulfillment of a material nature thereof or upon the happening or discovery of any event or circumstance which would render untrue or misleading any of the said warranties or representations or any warranty or representation of a material particular, the Purchaser shall be entitled to the following (without prejudice to and in addition to any remedies which the Purchaser may be entitled to in law or otherwise) upon failure by the Vendor to remedy any of the said breach or non-fulfillment within thirty (30) days of the written notice given by the Purchaser to the Vendor.

         8.4.1 if prior to Completion, to rescind this Agreement whereupon the Vendor shall pay compensation to the Purchaser by way of damages in the amount of Singapore Dollar Two Hundred Thousand (SGD200,000-00); or


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         8.4.2    alternatively, to proceed with completion and to receive
                  compensation by way of damages from the Vendor damages in the amount of Singapore Dollar One Hundred Thousand
                  (SGD100,000-00).

8.5 The Vendor agrees that notwithstanding any investigation of the business assets and accounts of the Company made by or on behalf of the Purchaser, the Vendor will indemnify the Purchaser and keep the Purchaser harmless from and against any damages, deficiencies, losses, costs, liabilities and expenses (including reasonable legal fees and disbursements) resulting from or arising out of any breach of any of the representations, warranties, covenants and agreements made by the Vendor herein and from any claim for Tax against the Company arising from the circumstances occurring prior to Completion.

8.6 All undertakings, warranties, representations, indemnities and other obligations of whatsoever type given made or undertaken pursuant to this Agreement shall subject always to the provisions of Clause 8.7 below (except for any obligations fully performed prior to or at the Completion Date) continue in full force and effect notwithstanding completion of this Agreement.

9.       NOTICES

9.1 Any notice or other document to be given under this Agreement and all other communications between the parties with respect to this Agreement shall be in writing and may be given or sent by:

         9.1.1    hand; or

         9.1.2 registered post, first class post or express or air mail or other fast postal service; or

         9.1.3    telex, facsimile or other electronic media,


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                  to the other party at the addresses or facsimile transmission numbers set out below or such other person, addresses or facsimile transmission numbers as either party may give notice of the to the other:-

                 (i)       For the Vendor:

                           10 Cuscaden Walk, Four Seasons Park
                           #02-03, Summer Block
                           Singapore 249693
                           ATTN: MS. DEEPA NILKANTH MAHAJAN

                 (ii)      For the Purchaser:

                           Block G Unit G606, Phileo Damansara 1
                           No. 9 Jalan 16/11, Off Jalan Damansara
                           46350 Petaling Jaya, Malaysia
                           ATTN: MR. T.S. WONG

9.2      All such notices and documents shall be in the English language.

9.3 Any notice or other document shall be deemed to have been duly served upon and received by the addressee -

         9.3.1    if delivered by hand, at the time of delivery;

         9.3.2 if sent by registered post, first class post or express or air mail or other fast postal service, within five (5) days of despatch; and

         9.3.3 in the case of telegram, telex or facsimile, on a business day immediately following the date of the telegram, telex or facsimile transmission, as the case may be, to be authenticated by the receipt by the sender of a transmission controlled report appearing on its face to emanate from the sendees machine showing the answer-back code of the recipient, the relevant number of pages,


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                  the correct facsimile number of the recipient and the result of the transmission being described as "O.K." or any equivalent description indicating that the communication has been properly transmitted.

9.4 In proving the giving of a notice or any other document under or in respect of this Agreement it shall be sufficient to show:

         9.4.1 in the case of registered post, first class post or express or air mail or other fast postal service, that the notice or other document was contained in an envelope which was duly addressed and posted; or

         9.4.2 in the case of facsimile transmission or telex or other electronic media was duly transmitted from the despatching terminal as evidenced by a transmission report generated by the despatching terminal.

9.5 No change in the address of the parties hereto as specified in sub-clause 9.1 howsoever brought about shall be effective or binding on either party unless that party has given to the other actual notice of such change of address.

10.      MISCELLANEOUS

10.1     Agreement to Subsist

10.1.1 Notwithstanding the completion of the sale and purchase of the Sale Shares, the provisions warranties undertakings and agreements contained herein shall continue thereafter to subsist for so long as may be necessary for the purpose of giving effect to each and every of these clauses in accordance with the terms hereof.


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10.2     Assignment

10.2.1 The parties hereto shall not assign or otherwise part with their rights and interests in this Agreement provided always that the Purchaser may transfer the Sale Shares to any of the Purchaser's subsidiary or related or associated companies.

10.3     Entire Agreement

10.3.1 This Agreement (together with any documents referred to herein) constitutes the entire agreement between the parties hereto and it is expressly declared that no variation hereof shall be effective unless made in writing.

10.4     Specific Performance

10.4.1 The parties hereto shall be entitled to specific performance of the sale and purchase of the Sale Shares herein.

10.5     Rescission

10.5.1 Any right of rescission conferred upon a party herein shall be in addition to and without prejudice to all other rights and remedies available to it and no exercise or failure to exercise such a right shall constitute a waiver by it of any such right or remedy.

10.6     Costs

10.6.1 Each party to this Agreement shall pay their own solicitors costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made but the stamp duty for the said transfers of shares and for this Agreement shall be paid by the Purchaser.


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10.7     EFFECT OF HEADINGS

10.7.1 The headings and sub-headings in this Agreement are inserted for convenience only and shall not be considered in construing the provisions of this Agreement.

10.8     SCHEDULES

10.8.1 The Schedules hereto shall have full effect and shall be read as part and parcel of this Agreement as if they were incorporated.

10.9     BINDING

10.9.1 THIS AGREEMENT shall be binding upon and inure for the benefit of the respective permitted assigns and successors-in-title of the parties.

10.10    GOVERNING LAW

10.10.1 The validity, performance, interpretation and effect of the terms and conditions of this Agreement shall be governed by and construed in all respects in accordance with the laws of Singapore and each party hereto shall duly submit to the non-exclusive jurisdiction of the Singapore Courts.

10.10.2 Any dispute arising out of or in connection with this Agreement shall be referred to the jurisdiction of the Courts of Singapore.


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
IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals the day and year first above written.


Signed by                    )
DEEPA NILKANTH MAHAJAN       )
(NRIC No.: S7082401I/        )
PASSPORT NO.: Z1004741)      )
In the presence of:-         )


Signed by                    )
                             )
for and on behalf of         )
MYWEB INC.COM                )
in the presence of:-         )

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
                      THE FIRST SCHEDULE ABOVE REFERRED TO
   (which is taken read and construed as an essential part of this Agreement)

                                 THE DIRECTORS

1) DEEPA NILKANTH MAHAJAN (NRIC No. S7082401I/PASSPORT NO.: Z1004741)

   Address: 10 Cuscaden Walk, Four Seasons Park,
            #02-03 Summer Block, Singapore 249693

2) PULAK CHANDAN PRASAD

   Address: 10 Cuscaden Walk, Four Seasons Park,
            #02-03 Summer Block, Singapore 249693


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
                     THE SECOND SCHEDULE ABOVE REFERRED TO
   (which is taken read and construed as an essential part of this Agreement)
                             THE LIST OF EMPLOYEES

Name                          Designation                  Length of Service
NONE                              NONE                           NONE

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                      THE THIRD SCHEDULE ABOVE REFERRED TO

   (which is taken read and construed as an essential part of this Agreement)

                         WARRANTIES AND REPRESENTATIONS

THE VENDOR

1.       VENDOR'S AUTHORITY

         (a) The Vendor has authority and power to enter into and perform this Agreement.

         (b) This Agreement constitutes valid and binding obligations of the Vendor in accordance with its terms.

         (c) There is no outstanding indebtedness or other liability (actual or contingent) owing by the Company to the Vendor or any director of or any person connected with the Vendor, nor is there any indebtedness owing to the Company by any such person.

         (d) The vendor further warrants and represents that in the event there are contingent liabilities, capital or burdensome commitments, deferred taxation and any other liabilities arising from contracts entered into by the Vendor with others which have not been disclosed hereunder as at the Accounts Date, the Vendor, agrees that he shall fully and solely bear all payments to be made towards the settlement of the said liabilities.

THE COMPANY

2.       SALE SHARES

         (a) The Vendor is the registered and beneficial owner of the number of Sale Shares and is entitled to sell and transfer the full legal and beneficial ownership of the same to the Purchaser.

         (b) Subject to this Agreement, there is no option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrances over or affecting any of the Sale Shares or any of the paid up capital of the Company and there is no agreement or commitment to give or create any of the foregoing and no claim has been made by any person to be entitled to any of the foregoing.

         (c) The Sale Shares comprise ninety five percentum (95%) of the registered capital of the Company and the rights and interest in the Company.

3.       MEMORANDUM AND ARTICLES OF ASSOCIATION

         (a) The copy of the Memorandum and Articles of Association provided to the Purchaser is accurate and complete in all respects.

         (b) The Company has complied with its Memorandum and Articles of Association in all respects.

4.       OPTIONS

         Subject to this Agreement, there is no agreement or commitment outstanding which accords to any person the right to call for any right or interest in the Company.


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
5.   LAW

         (a)   The Company:

                  (i) is duly incorporated and organised and validly exist in good standing under the laws of Singapore and has all the necessary power, authority and capacity to:

                           (1) own or otherwise hold its property and assets (including, without limitations, the property and assets shown in its balance sheet); and

                           (2)      carry on its business as presently
                                    conducted; and

                  (ii) has conducted its business in all material respects in accordance with all applicable laws and regulations of Singapore.

         (b) There is no order, decree or judgment of any court or any Governmental Agency in Singapore or any foreign country outstanding against the Company or which may have a material adverse effect upon the assets or business of the Company.

6.      LICENSES

All necessary licenses, consents, permits and approvals:

         (a) have been obtained by the Company to enable it to carry on its business effectively in the manner which such business is now carried on; and

         (b) are valid and subsisting and there is no reason why any of them will be suspended, cancelled or revoked.

ACCOUNTS AND RECORDS

7.       BOOKS AND RECORDS

All accounts, books, ledgers and financial and other records of the Company:-

         (a) have been fully, properly and accurately maintained in all material respects;

         (b)      are in the possession of or under the control of the Company;
                  and

         (c) contain true and accurate records of all matters required by law to be incorporated.

8.       THE ACCOUNTS

The Accounts:-

         (a) have been prepared in accordance with the requirements of all relevant statutes and approved accounting standards consistently applied in Singapore;

         (b) show a true and fair view of the assets and liabilities of the Company as at the Accounts Date and the profits of the Company for the year ended on the Accounts Date;

         (c) disclose and make proper provision or reserve for or note all contingent liabilities, capital or burdensome commitments and deferred taxation as at the Accounts Date; and

         (d) disclose and make full provision or reserve for all actual liabilities.

9.       RETURNS

         All returns, particulars, resolutions and other documents required under any legislation to be delivered on behalf of the Company to the authorities responsible for regulating corporate entities in Singapore or to any other authority whatsoever have been properly made and delivered.

BUSINESS

10.      BUSINESS SINCE THE ACCOUNTS DATE

10.1     Since the Accounts Date:-

         (a) there has been no interruption or alteration in the nature, scope or manner of the business which business of the Company and such business has been carried on lawfully and in the ordinary and proper course of business so as to maintain it as a going concern:

         (b) there has been no material adverse change in business and there has been no damage or destruction affecting the Company's business or its assets;

         (c) the Company has not acquired, sold, transferred or otherwise disposed of any asset of any nature or cancelled or waived or released or discounted in whole or in part any debts or claims, except in the ordinary and proper course of business;

         (d) the Company has not knowingly waived or released any rights which are of a material or substantial value;

         (e) no distribution of capital has been declared, made or paid in respect of any share of the Company; and

         (f) the Company has not incurred or become subject to any liability or obligation (absolute or contingent), except current liabilities and obligations incurred under those contracts entered into by it in the ordinary and proper course of business.


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
11.      Consequence of Purchase

         The Company is not a party to, nor is it bound or affected by or subject to, any statute, legislation, regulation, judgment, order, decree or law which would be violated, contravened or under which default would occur, as a result of the purchase of the Sale Shares by the Purchaser or complied by the Company with the terms of this Agreement, and such purchase or compliance will not:-

         (a) result in the Company losing the benefit of any right or privilege it presently enjoys;

         (b) result in any present or future indebtedness of the Company becoming due or capable of being declared due and payable prior to its stated maturity; or

         (c) give rise to or cause to become exercisable any right of pre-emption.

12.      Insurance

         (a) All assets of the Company which are of an insurable nature have at all times been and are insured in accordance with good commercial practice.

         (b) The Company has at all times been adequately insured against accident, third party, public liability and other risks normally covered by insurance.

         (c) Nothing has been done or omitted to be done by or on behalf of the Company which would make any policy of insurance void or voidable or enable the insurers to avoid any claim made under such policies of insurance.

         (d) The Company has not suffered any uninsured extraordinary or unusual losses nor waived any rights of material or substantial value nor allowed any insurance to lapse.

         (e) There are no existing circumstances which might lead to liability under any such policies of insurance being avoided by the insurers.

ASSETS

13.      CHARGES

         (a) The Company is the owner of and has good title to all assets included in the Accounts.

         (b) All assets which have been acquired by the Company since the Accounts Date or after the Accounts Date are not subject to any encumbrances or is the subject of any agreement or commitment to give or create any encumbrances other than those encumbrances specified in the Accounts.

         (c) Since the Accounts Date, the assets of the Company have been in the possession of, or with the control of the Company.

14.      INTELLECTUAL PROPERTY

         (a) The Company has not disclosed to any person to whom disclosure would be improper, of any of its know-how, trade secrets, technical processes, lists of customers or suppliers, or other confidential information.

         (b) The Company is not using any processes which involve the exercise of rights covered by patent or other rights of third parties.

         (c) The Company's activities do not infringe any intellectual property rights of any third party.

CONTRACTS

15.      GENERAL

         The Company is not a party to:-

         (a) any contract for hire or rent, hire-purchase or purchase by way of sale or credit sale otherwise than in the ordinary and proper course of business; and

         (b) any other contract or instrument involving or likely to involve obligations or liabilities which by reason of their nature or magnitude ought reasonably to be made known to the Purchase as intending Purchaser of the Sale Shares.

16.      POWERS OF ATTORNEY

There are no powers of attorney given by the Company which are currently in force.

17.      INSIDER CONTRACTS

         (a) There is no agreement or arrangement outstanding to which the Company is a party and in which the Vendor or any Director or any person connected with any of them is or has been interested, whether directly or indirectly.

         (b) The Company is not a party to, and its profits or financial position have not been affected by any agreement or arrangements which is not entirely on an arm's length nature.

EMPLOYEES

18.     Disputes and Employees

         There is no existing, threatened or pending industrial dispute involving the Company and/or any of its employees and there is no arrangement between the Company and any trade union or Organisation representing any such employees.

TAX

19.      Returns

         The Tax returns which ought to have been made by or in respect of the Company for any corporate income tax have been made and are up-to-date, correct and have been made and filed are not the subject of any dispute with the Inland Revenue or other appropriate authorities and there is no circumstances which are likely to give rise to any such dispute.

20.      Provision

         (a) The provision made on the Accounts are sufficient to cover all Tax in respect of all accounting periods ended on or before the Accounts Date for which the Company may at any time hereafter become liable.

         (b) Proper provision or reserve for deferred Tax in accordance with generally accepted accounting principles and standards has been made in the Accounts.

GENERAL

21.      Accuracy of Information

         (a) The information provided in this Agreement and in the Accounts is true and accurate in all material respects.

         (b) All written information given to the Purchaser and its professional advisers by the officers or employees of the Vendor or the Company, the Vendor's professional advisers and the Company's advisers during the negotiations prior to this Agreement was, when given, and remains (insofar as not superseded by information subsequently supplied by the Vendor) true and accurate in all material respects and all documents supplied have been true and complete copies of such documents.


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
APPENDIX I
(which is taken read and construed as an essential part of this Agreement)

                                  THE ACCOUNTS

[***]

[***] Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


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